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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 27, 2001
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                            Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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            Bermuda                       001-16201             98-0189783
(State or Other Jurisdiction of   (Commission File Number)         (IRS
        Incorporation)                                           Employer
                                                            Identification No.)

   Wessex House, 45 Reid Street, Hamilton, Bermuda                 HM12
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 5.  Other Events.

         On November 27, 2001, Global Crossing Ltd. ("Global Crossing") and Asia Global Crossing Ltd., a subsidiary of Global Crossing, issued a joint press release announcing changes to their respective boards of directors to reduce the number of overlapping directors. A copy of that press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1 Joint Global Crossing Ltd./Asia Global Crossing Ltd. Press Release, dated November 27, 2001


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          GLOBAL CROSSING LTD.



                          By: /s/  Dan J. Cohrs
                              -----------------------------------
                              Name:  Dan J. Cohrs
                              Title: Executive Vice President and
                                     Chief Financial Officer

Dated:  November 27, 2001



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                                 EXHIBIT INDEX



   Exhibit No.                 Description
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     99.1           Joint Global Crossing Ltd./Asia Global Crossing Ltd. Press
                    Release, dated November 27, 2001